UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2014

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15997	95-4783236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 Olympic Boulevard, Suite 6000 West

Santa Monica, California 90404

(Address of principal executive offices) (Zip Code)

(310) 447-3870

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 21, 2014, the Board of Directors of Entravision Communications Corporation (the “Company”) approved the Fourth Amendment to the Company’s 2004 Equity Incentive Plan (the “Fourth Amendment”) in order to extend the term of the term of the Company’s 2004 Equity Incentive Plan to ten years after the date of the 2014 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), until May 29, 2024, subject to stockholder approval of the Fourth Amendment. At the Annual Meeting, the Company’s stockholders approved the Fourth Amendment. A copy of the Fourth Amendment is filed herewith as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 29, 2014, the Company held its Annual Meeting. As of the record date of April 11, 2014, there were a total of 60,974,640 shares of Class A common stock and 18,930,035 shares of Class B common stock issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 56,609,533 shares of Class A common stock and 18,930,035 shares of Class B common stock were present in person or by proxy, representing a quorum.

At the Annual Meeting, the Company’s stockholders: (i) elected each of the eight persons listed below under “Election of Directors” to serve as a director of the Company until the next annual meeting of stockholders; (ii) approved the Fourth Amendment to the Company’s 2004 Equity Incentive Plan; (iii) ratified the appointment of Grant Thornton LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2014; and (iv) approved an advisory non-binding resolution relating to executive compensation. The results of the voting at the Annual Meeting on each such matter are set forth below.

1. Election of Directors:

Name	For	Withheld	Broker Non-Votes
Walter F. Ulloa	214,935,024	20,778,862	10,195,997
Philip C. Wilkinson	213,914,491	21,799,395	10,195,997
Paul A. Zevnik	202,926,766	32,787,120	10,195,997
Esteban E. Torres	225,060,195	10,653,691	10,195,997
Gilbert R. Vasquez	231,672,498	4,041,388	10,195,997
Jules G. Buenabenta	232,880,342	2,833,544	10,195,997
Patricia Diaz Dennis	235,142,611	571,275	10,195,997
Juan Saldivar von Wuthenau	208,706,371	27,007,515	10,195,997

2. Approval of the Fourth Amendment to the Company’s 2004 Equity Incentive Plan:

Votes For	216,650,858
Votes Against	18,997,574
Abstentions	65,454
Broker Non-Votes	10,195,997

3. Ratification of the appointment of Grant Thornton LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2014:

Votes For	245,028,409
Votes Against	856,720
Abstentions	24,754
Broker Non-Votes	0

4. Approval of Executive Compensation (Non-Binding Advisory Resolution):

Votes For	230,411,840
Votes Against	2,717,844
Abstentions	782,770
Broker Non-Votes	11,997,429

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Fourth Amendment, dated as of May 21, 2014, to 2004 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRAVISION COMMUNICATIONS CORPORATION

Date: May 30, 2014	By:	/s/ Walter F. Ulloa
Walter F. Ulloa
Chairman and Chief Executive Officer